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Contrat de fusion

entre

Flagstone Réassurance Suisse SA, une société anonyme suisse ayant son siège à 1, rue du Collège, 1920 Martigny, Suisse, inscrite au Registre du commerce du Bas-Valais sous la référence CH-621.3.007.041-9

(ci-après “FRSSA”)

et

Flagstone Reinsurance Limited, une société anonyme des Bermudes, ayant son siège à Crawford House, 23 Church Street, Hamilton HM11, Bermudes, inscrite au registre des sociétés des Bermudes sous la référence 37560.

(ci-après “FRL”)

Merger Agreement

between

Flagstone Réassurance Suisse SA, a Swiss company having its registered office at 1, rue du Collège, 1920 Martigny, Switzerland, registered with the Register of Commerce of Bas-Valais under the number CH-621.3.007.041-9

(hereinafter “FRSSA”)

and

Flagstone Reinsurance Limited, a Bermuda company having its registered office at Crawford House, 23 Church Street, Hamilton HM11, Bermuda, registered with the Bermuda Registrar of Companies under the number 37560.

(hereinafter “FRL”)

Préambule A. FRL est une filiale entièrement détenue par FRSSA à la Date de Fusion telle que définie dans ce contrat de fusion (le “Contrat”).	Recitals A. FRL is a wholly-owned subsidiary of FRSSA as of the Merger Date as defined in this merger agreement (the “Agreement”).

B.  Dans le cadre d’un plus large projet de restructuration du groupe Flagstone les Parties souhaitent effectuer une fusion transfrontalière de FRSSA et FRL en application de l’art. 163a de la Loi fédérale suisse sur le droit international privé, respectivement de la section 104B de la Bermuda Companies Act 1981.

B.  Within a broader project to reorganize the corporate structure of Flagstone group, the Parties propose to amalgamate FRSSA and FRL in a cross-border merger in accordance with art. 163a of the Swiss Private International Law Act and section 104B of the Bermuda Companies Act 1981, respectively.

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C.  Les conseils d’administration de FRSSA et de FRL entendent fusionner leurs deux sociétés, de sorte que FRSSA absorbe FRL par voie de fusion simplifiée prévue à l’art. 23 al. 1, let. a de la Loi sur la fusion (définie ci-dessous).

C.  The boards of directors of FRSSA and FRL wish to merge their two companies, so that FRSSA absorbs FRL by way of a simplified merger pursuant to art. 23 para. 1 let. a of the Merger Act (as defined below).

D.  Afin de remplir les exigences du Bermuda Companies Act, l’actionnaire unique de FRL (soit FRSSA) approuve par une décision soumise au Bermuda Companies Act de fusionner FRL avec FRSSA selon les termes de ce Contrat.

D.  Pursuant to requirements of the Bermuda Companies Act, the sole shareholder of FRL (i.e. FRSSA) agrees in a shareholder resolution subject to the Bermuda Companies Act to merge FRL with and into FRSSA pursuant to the terms of this Agreement.

En vue de ce qui précède, les Parties (définies ci-dessous) conviennent de conclure le présent Contrat:	Now, therefore, the Parties (as defined below) have agreed to enter into the present Agreement:

1. Définitions	1. Definitions

Dans ce Contrat, et sauf contexte particulier:	In this Agreement, unless the context otherwise requires:

“Bermuda Companies Act” signifie la Bermuda Companies Act 1981;	“Bermuda Companies Act” means the Bermuda Companies Act 1981;

“Date d’Entrée en Vigueur” signifie la date d’inscription de la Fusion au Registre de commerce du Bas-Valais;	“Effective Date” means the date the Merger is registered in the Register of Commerce of the Bas-Valais;

“Société Reprenante” signifie FRSSA dans son état qui suit la Fusion des Sociétés Fusionnées;	“Merged Company” means FRSSA as an entity continuing following the amalgamation of the Merging Companies;

“Date de Fusion” signifie le 30 septembre 2008.	“Merger Date” means September 30, 2008.

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“Sociétés Fusionnées” signifie FRSSA et FRL telles qu’elles existaient avant la Date d’Entrée en Vigueur;	“Merging Companies” means FRSSA and FRL, as existing prior to the Effective Date;

“Fusion” signifie la fusion des Sociétés Fusionnées conformément à ce Contrat;	“Merger” means the amalgamation or merger of the Merging Companies pursuant to this Agreement;

“Loi sur la Fusion” ou “LFus” signifie la Loi fédérale sur la fusion, scission, la transformation et le transfert de patrimoine du 3 octobre 2003;	“Merger Act” or “MA” means the Swiss Federal Act regarding Merger, Demerger, Conversion and Transfer of Assets and Liabilities of October 3, 2003;

“Parties” signifie FRSSA et FRL.	“Parties” means FRSSA and FRL.

2. Rapport entre les Parties

Les Parties confirment que FRSSA détient, à la Date de la Fusion, l’ensemble des actions de FRL. Les conditions à la fusion simplifiée prévues à l’art. 23 al. 1, let. a LFus sont donc remplies.

2. Relationship between the Parties

The Parties confirm that, as of the Merger Date, FRSSA owns all shares of FRL. The requirements for a simplified merger set forth in art. 23 para. 1, let. a MA are therefore fulfilled.

3. Fusion

FRSSA et FRL fusionnent avec effet au 30 septembre 2008 d’un point de vue fiscal et comptable. FRSSA reprend l’ensemble des actifs et passifs de FRL par succession universelle (fusion par absorption).

3. Merger

FRSSA and FRL merge with effect as of September 30, 2008 for accounting and tax purposes. FRSSA accepts and assumes all assets and liabilities of FRL as a matter of law (merger by absorption).

FRSSA reprend l’ensemble des actifs et passifs de FRL à la valeur comptable sur la base du bilan de fusion de FRL au 30 juin 2008 (annexe 1).	FRSSA accepts and assumes all the assets and liabilities of FRL at book value on the basis of the merger balance sheet of FRL dated June 30, 2008 (Annex 1).

Il est noté que le bilan de FRL a été préparé dans le respect de toutes les règles comptables du droit des Bermudes.	It is noted that the balance sheets of FRL are prepared in accordance with all proper accounting rules specified for Bermuda statutory accounting.

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4. Dettes Il est précisé que FRSSA reprendra l’ensemble des dettes de FRL, incluant celles qui ne sont pas inscrites au bilan de fusion de FRL.	4. Liabilities It is specified that FRSSA shall take over all liabilities of FRL, including those not shown in FRL’s merger balance sheet.

5. Raison et siège social

La raison sociale de la Société Reprenante sera “Flagstone Réassurance Suisse SA “ (en anglais: “Flagstone Reinsurance Swiss Ltd”), soit la raison sociale actuelle de FRSSA, et son siège sera à 1, rue du Collège, à 1920 Martigny, Suisse, soit l’adresse actuelle de FRSSA.

5. Name and Registered Office

The name of the Merged Company shall be “Flagstone Réassurance Suisse SA” (in English: “Flagstone Reinsurance Swiss Ltd”), i.e. the present name of FRSSA, and the registered office of the Merged Company shall be at 1, rue du Collège, in 1920 Martigny, Switzerland, i.e. the present address of FRSSA.

6. Conseil d’administration Dès la Date d’Entrée en Vigueur, le conseil d’administration de la Société Reprenante sera constitué des personnes énumérées à l’annexe 1.	6. Board of directors As from Effective Date, the members of the board of directors of the Merged Company shall be those listed in Annex 1.

7. Effets juridiques de la fusion Dès la Date d’Entrée en Vigueur et en application des dispositions pertinentes du Bermuda Companies Act et de la Loi sur la Fusion ainsi qu’en vertu de ce Contrat:	7. Effect of Merger On the Effective Date, by operation of the relevant provisions of the Bermuda Companies Act and the Merger Act and pursuant to this Agreement:

7.1 la fusion des Sociétés Fusionnées et la continuation de leur existence en une seule société suisse déploiera ses effets;	7.1 the Merger of the Merging Companies and their continuance as one company under Swiss law shall become effective;

7.2 la propriété de chacune des Sociétés Fusionnées deviendra la propriété de la Société Reprenante;	7.2 the property of each Merging Company shall become the property of the Merged Company;

7.3 la Société Reprenante restera tenue des obligations de chacune des Sociétés Fusionnées;	7.3 the Merged Company shall continue to be liable for the obligations of each of the Merging Companies;

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7.4 toutes les actions de FRL (indépendamment de la classe d’actions) seront annulées. L’actionnaire de FRSSA garde ses 72’974’417 actions dans FRSSA qui représenteront désormais les 72’974’417 actions dans la Société Reprenante.

7.4 all the shares in FRL (irrespective of class) will be cancelled. The shareholder of FRSSA keeps the 72’974’417 shares in FRSSA which will represent hitherto the 72’974’417 shares of the Merged Company.

7.5 La Société Reprenante sera désormais régie par les statuts de FRSSA.	7.5 The Merged Company shall be governed by the articles of incorporation of FRSSA.

7.6 toute procédure civile, pénale ou administrative pendante des ou contre les Sociétés Fusionnées peuvent être continuées par ou contre la Société Reprenante;	7.6 any pending civil, criminal or administrative action by or against either of the Merging Companies may be continued to be prosecuted by or against the Merged Company;

7.7 une condamnation, décision ou jugement en faveur ou contre une des Sociétés Fusionnées peuvent être exécutés en faveur ou contre la Société Reprenante; et	7.7 a conviction against, or ruling, order or judgment in favour of or against one of the Merging Companies may be enforced by or against the Merged Company; and

7.8 la fusion déploiera par ailleurs ses effets tels que prévus par les lois applicables aux Bermudes et en Suisse.	7.8 the Merger shall otherwise have the effect provided under the applicable laws of Bermuda and Switzerland.

8. Démarches requises	8. Required Actions

8.1. En rapport avec la signature de ce Contrat, à la Date de Fusion, FRL:	8.1 In connection with the entry into this Agreement, by the Merger Date FRL will have:

8.1.1 se sera assuré que la déclaration légale prévue à la Section 104B(2)(a) du Bermuda Companies Act a été régulièrement émise par l’un de ses administrateurs ou directeurs;	8.1.1 ensured that the statutory declaration required by Section 104B(2)(a) of the Bermuda Companies Act was duly sworn by one of its directors or officers;

8.1.2 se sera assuré que déclaration unilatérale irrévocable requis par la Section 104B(2)(b) du Bermuda Companies Act est signé par elle et par ses administrateurs;	8.1.2 ensured that the irrevocable deed poll required by Section 104(2)(b) of the Bermuda Companies Act is executed by it and its directors;

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8.1.3 aura publié dans le journal idoine aux Bermudes son intention de fusionner avec FRSSA et de continuer son activité en tant que société suisse;	8.1.3 advertised in an appointed newspaper in Bermuda its intention to amalgamate with FRSSA and continue as a Swiss company;

8.1.4 se sera procuré une copie de la décision de son unique actionnaire approuvant la Fusion;	8.1.4 ensured that a copy of the resolution of its sole shareholder approving this Agreement has been obtained;

8.1.5 remettra à FRSSA une copie certifiée conforme avec apostille de la résolution de son conseil d’administration et de son unique actionnaire approuvant la Fusion;	8.1.5 delivered to FRSSA a copy of the ratifying resolutions of its board of directors and its sole shareholder of FRL, certified by notary and apostille;

8.1.6 remettra à FRSSA la confirmation de l’autorité compétente des Bermudes relative à l’existence légale de FRL aux Bermudes, par exemple un certificate of incorporation ou un certificate of compliance, certifiés conformes par notaire et apostillés;

8.1.6 delivered to FRSSA a confirmation by the competent authority in Bermuda as to the legal existence of FRL in Bermuda, such as a certificate of incorporation or certificate of compliance, certified by notary and apostille;

8.1.7 remettra à FRSSA deux exemplaires originaux du legal opinion de ses avocats aux Bermudes, Appleby, Bermudes, comme preuve que la dissolution [d’une société des Bermudes] par une absorption de la société des Bermudes par une société étrangère est possible en vertu du droit des Bermudes.

8.1.7 delivered to FRSSA two original copies of an opinion of its Bermuda lawyers, Appleby, Bermuda, as evidence that a discontinuance out of Bermuda to a foreign jurisdiction by way of merger or amalgamation is permissible according to Bermuda law.

8.2 En rapport avec la signature de ce Contrat, à la Date de Fusion, FRSSA:	8.2 In connection with the entry into this Agreement, as at the Merger Date, FRSSA will have:

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8.2.1 remettra à FRL une copie de l’annonce à publiér dans un journal suisse d’audience nationale, tel que prévu à la Section 104B(2)e(ii) du Bermuda Companies Act;	8.2.1 delivered to FRL a copy of the advertisement to be published by it in a national newspaper in Switzerland as required by Section 104B(2)(e)(ii) of the Bermuda Companies Act;

8.2.2 remettra à FRL deux exemplaires originaux de l’avis de droit de ses avocats suisses, Lenz & Staehelin, Genève, Suisse, tel que prévu à la section 104B(2)(c) du Bermuda Companies Act; et	8.2.2 delivered to FRL two original copies of an opinion of its Swiss lawyers, Lenz & Staehelin, Geneva, Switzerland, for the purposes of Section 104B(2)(c) of the Bermuda Companies Act; and

8.2.3 effectuera toutes les démarches nécessaires à l’exécution de la Fusion auprès du Registre du commerce du Bas-Valais.	8.2.3 proceeded to make the necessary filings with the Register of Commerce of the Bas-Valais to effect the Merger.

8.3 Dès la remise par FRSSA des documents cités aux clauses 8.1 et 8.2 et des remise de ce Contrat et des documents cités aux art. 8.1.5 à 8.1.8 au Registre du commerce du Bas-Valais, FRL s’engage à remettre au Registrar of Companies des Bermudes la notice de fusion (en la forme convenue) pour répondre aux conditions de la Section 104C(1) of the Bermuda Companies Act, et ce avec tous les annexes énumères dans la notice.

8.3 Upon delivery by FRSSA of the items referred to in clauses 8.2.1 and 8.2.2 and immediately following the filing of the present Agreement and the documents referred to in clauses 8.1.5 through 8.1.8 with the Register of Commerce of the Bas-Valais, FRL will deliver to the Registrar of Companies in Bermuda a notice of amalgamation (in the agreed form) for the purpose of Section 104C(1) of the Bermuda Companies Act, together with the documents referred to as enclosed with that notice.

8.4 La Société Reprenante s’assurera qu’un extrait du Registre du commerce du Bas-Valais certifié conforme et apostillé relatif à la Société Reprenante sera remis au Registrar of Companies des Bermudes dans les trente (30) jours suivant la date de son émission. Ce document devra confirmer l’enregistrement de la Fusion.

8.4 The Merged Company will ensure that, within thirty (30) days after the date of its issue, there is delivered to the Registrar of Companies in Bermuda a certified and apostilled copy of an extract from the Register of Commerce of the Bas-Valais pertaining to the Merged Company certifying the registration of the Merger.

9. Procuration	9. Delegation

Les Parties autorisent le conseil d’administration de FRSSA de procéder auprès du Registre de commerce du Bas-Valais à toutes les réquisitions nécessaires auprès du Registre du commerce du Bas-Valais (art. 21 al. 1 LFus) et de faire les appels aux créanciers selon l’art. 25 para 2 LFus ou de demander à un organe de révision spécialement qualifié de confirmer qu’aucune prétention n’est connue ou attendu qui ne pourrait ne pas être couverte par l’actif disponible des Sociétés Fusionnées.

The Parties hereby authorize the board of directors of FRSSA to proceed with all necessary registrations with the Register of Commerce of the Bas-Valais (art. 21 para 1 MA) and to give notice to the creditors pursuant to art. 25 para 2 MA or to request a specially qualified auditor to confirm that no claims are known or to be expected that could not be satisfied through the disposable assets of the Merging Companies.

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10. Autres démarches	10. Further Actions

FRSSA et FRL s’engagent à passer tous les actes et contrats qui seront nécessaires au déploiement des effets de leurs engagements découlant du Contrat. Les Parties s’assurent que la Fusion soit faite et mise en œuvre selon les exigences pertinentes posées par le Bermuda Companies Act et la loi suisse.

FRSSA and FRL agree to execute and do all such acts, deeds and things which are necessary to give effect to their respective undertakings pursuant to this Agreement and to ensure that the Merger is effected and completed in accordance with the relevant requirements of the Bermuda Companies Act and Swiss law.

11. Dispositions générales	11. General Provisions

11.1 Autres Engagements	11.1 Entire Agreement

Ce Contrat, ainsi que les annexes et autres documents auxquels il se réfère, représente l’intégralité de la convention entre les Parties sur son objet et remplace tous les accords ou engagements oraux ou écrits précédents des Parties ayant un rapport avec l’objet du Contrat.

This Agreement, including the Annexes and other documents referred to herein, constitutes the entire agreement and understanding among the Parties with respect to the subject matter hereof, and shall supersede all prior oral and written agreements or understandings of the Parties relating hereto.

11.2 Indépendance des clauses	11.2 Severability

Si une clause du ce Contrat n’est pas valable ou frappée d’une nullité, ladite clause (dans la mesure où elle sera non valable ou nulle) sera réputée sans effets dans ce Contrat. Les autres clauses de ce Contrat restent néanmoins en vigueur. Les Parties s’engagent alors - dans les limites du raisonnable - à modifier toute clause non valable ou nulle de sorte qu’elle devienne valable et applicable et qu’elle traduise autant que possible la volonté commune des Parties.

If any provision of this Agreement is held to be invalid or unenforceable, then such provision shall (so far as it is invalid or unenforceable) be given no effect and shall be deemed not to be included in this Agreement but without invalidating any of the remaining provisions of this Agreement. The Parties shall then use all reasonable endeavours to replace each invalid or unenforceable provision by a valid and enforceable substitute provision the effect of which is as close as possible to the intended effect of the invalid or unenforceable provision.

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11.3 Cession	11.3 Assignment

Les Parties s’interdisent de céder, de transférer ou de disposer de quelque autre manière tous ou certains droits issus de ce Contrat.	Neither party shall assign, transfer or otherwise dispose all or any of its rights under this Agreement.

11.4 Langue	11.4 Language

La version française de ce Contrat fait foi.	The French version of this Agreement is the prevailing version.

11.5 Loi applicable et for	11.5 Applicable Law and Jurisdiction

Sous réserve des références au droit des Bermudes, ce Contrat et les rapports entre les Parties sont régis et interprétés selon le droit matériel suisse.	Subject to the references to Bermuda law, this Agreement and the relationship between the Parties shall be governed by, and interpreted in accordance with substantive Swiss law.

Tout litige sera tranché par le les tribunaux compétents à Genève.	The competent courts in Geneva shall have jurisdiction to settle any disputes.

Annexe 1: Bilan de fusion de FLR au 30 juin 2008	Annex 1: Merger balance sheet of FLR as of June 30, 2008

Annexe 2: Membres du conseil d’administration de la Société Reprenante	Annex 2: Board of Directors of the Merged Company

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Lieu et date / Place and date: Flagstone Réassurance Suisse SA /s/ Mark Byrne _____________________________ By: Mark Byrne, Chairman

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Lieu et date / Place and date: Flagstone Réassurance Suisse SA /s/ Ernest Horvath _____________________________ By: Ernest Horvath, Vice Chairman

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Lieu et date / Place and date: Flagstone Réassurance Suisse SA /s/ David Brown _____________________________ By: David Brown , member / member

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Lieu et date / Place and date: Flagstone Réassurance Suisse SA /s/ Guy Swayne _____________________________ By: Guy Swayne, member / membre

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Lieu et date / Place and date: Flagstone Réassurance Suisse SA /s/ Frédéric Traimond _____________________________ By: Frédéric Traimond, member / membre

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Lieu et date / Place and date: Flagstone Réassurance Suisse SA /s/ Karl Grieves _____________________________ By: Karl Grieves, member / membre

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Lieu et date / Place and date: Flagstone Reinsurance Limited /s/ Mark Byrne _____________________________ By: Mark Byrne, Chairman

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Lieu et date / Place and date: Flagstone Reinsurance Limited /s/ James O’Shaughnessy _____________________________ By: James O’Shaughnessy, member / membre

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Lieu et date / Place and date: Flagstone Reinsurance Limited /s/ David Brown _____________________________ By: David Brown, member / membre

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Annexe 1 / Annex 1

Merger Balance Sheet of FRL dated June 30, 2008

FLAGSTONE REINSURANCE LIMITED

BILAN

Au 30 Juin 2008

(exprimé en milliers de dollars U.S., excepté pour les données par actions)

ACTIFS
Placements:
Obligations, en valeur de marché (valeur amortie: $754,343)	$688,729
Obligations a court terme, en valeur de marché (valeur amortie: $20,267)	20,196
Actions, en valeur de marché (valeur d’achat: $117,556)	103,181
Actions de sociétés filles, a la valeur comptable	109,269
Autres placements	139,817
Total des placements	1,061,192
Liquidités et équivalents, en valeur de marché	211,772
Avances a des sociétés apparentées	415,393
Primes a recevoir	253,337
Primes payées d’avance	15,369
Revenus d’investissements acquis non échus	5,594
Net a recevoir pour les titres vendus	2,935
Frais d’acquisition reportés	40,154
Dépôts de garantie	10,052
Autres actifs	16,688
Total de l’actif	$2,032,486

PASSIF
Provisions pour sinistres a payer	$197,014
Provisions pour primes non acquises	311,811
Dettes pour primes rétrocédées	34,961
Net a payer pour titres achetés	6,162
Dettes diverses et charges a payer	13,201
Total du passif	563,149

CAPITAUX PROPRES
Capital social courant, 1,000,000 actions émises et en circulation, valeur nominale1$	1,000
Primes liées au capital	1,026,996
Ecarts de conversion	3,558
Réserves	437,783
Total des capitaux propres	1,469,337

Total du passif et des capitaux propres	2,032,486

/s/ Mark Byrne
Director

/s/ James O’Shaughnessy
Director

/s/ David Brown
Director

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Annexe 2 / Annex 2

Membres du conseil d’administration de la Société Reprenante / Board of Directors of the Merged Company

Mark Byrne	Président du conseil d’administration / Chairman of the board of directors
Chalet Mont Sauvage, Chemin de Daboné 44J, 1936 Verbier
Ernest Horvath	Vice-président du conseil d’administration / Vice Chairman of the board of directors
Im Loorain 9, 8803 Rüschlikon
Guy Swayne	Membre du conseil d’administration / Member of the board of directors
Chemin du Ressat 35, 1807 Blonay
David Brown	Membre du conseil d’administration / Member of the board of directors
Water’s Edge, 15 Tucker’s Town Road, St George, Bermudes
Frédéric Traimond	Membre du conseil d’administration / Member of the board of directors
5 Avenue de la Harpe, 1007 Lausanne
Karl Grieves	Membre du conseil d’administration / Member of the board of directors
53 Cronk Drean, Douglas, Isle de Man